Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Sabey Data Center Properties LLC

12201 Tukwila International Blvd, Fourth Floor

Seattle, Washington 98168

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of tenant leases in connection with the proposed offering of Sabey Data Center Issuer LLC, Secured Data Center Revenue Term Notes, Series 2022-1, Class A-2 and Secured Data Center Revenue Term Notes, Series 2022-1, Class B. Sabey Data Center Properties LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Guggenheim Securities, LLC (“Guggenheim”) (the “Other Specified Party” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Statistical Data File and communicated differences prior to being provided the final Statistical Data File which was subjected to the procedures described below.

Agreed-Upon Procedures

On June 7, 2022, representatives of Guggenheim, on behalf of the Company, provided us with a computer-generated tenant lease data file (the “Statistical Data File”) and related record layout containing data, as represented to us by Guggenheim, on behalf of the Company, as of the close of business June 1, 2022, with respect to (i) 126 data center leases and 4 non-data center leases (collectively, the “Securitized Leases”) and (ii) 23 data center leases and 2 non-data center leases (collectively, the “Non-Securitized Leases” and, together with the Securitized Leases, the “Leases”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Leases, as applicable, relating to the tenant lease characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

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Characteristics

1.  Tenant ID (for informational purposes only)

2.  Tenant name*

3.  Region*

4.  Critical load power (CLP)/kw leased*

5.  Square feet leased**

6.  Current Rent per kw per month

7.  Base rent amount

8.  Additional base rent amount (if applicable)*

9.  Lease expiration date

10.  Total number of payments*

11.  Lease payment frequency*

12.  Next escalation date (month and day only)*

13.  Escalator frequency*

14.  Escalator rate*

15.  Renewal options remaining

16.  Length of renewal options*

17.  Ultimate parent of customer/corporate guarantor*

18.  Lease start date*

19.  Lessee guarantor credit rating

*For Non-Securitized Leases only

** For Non-Securitized Leases identified as “Powered Shell Leases” or “Non-Data Center” on the Statistical Data File only.

We compared Characteristics 2. through 16. to the corresponding information set forth on or derived from the lease agreement or any amendments thereto (collectively, the “Lease Agreement”).

We compared Characteristic 17. to the corresponding information set forth on or derived from the Lease Agreement or “Guaranty of Lease.”

We compared Characteristic 18. to the corresponding information set forth on or derived from the Lease Agreement or the “Commencement Letter.”

At the instruction of Guggenheim, on behalf of the Company, we accessed the “Standard & Poor’s Financial Services LLC Website” (https://www.standardandpoors.com) on June 2, 2022. Using the ultimate parent of the customer/corporate guarantor (as set forth on Lease Agreement or Guaranty of Lease), we compared Characteristic 19. to the corresponding information set forth on or derived from Standard & Poor’s Financial Services LLC Website.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 9., 12. and 18., differences of 30 days or less are deemed to be in agreement.

In addition to the procedures described above, we performed the following procedures:

•

for the Leases indicated in Appendix A, we compared the ramp schedule, rent schedule, contracted base rent schedule and contracted next 12 months rent schedule, each as set forth on the Statistical Data File, to the corresponding information set forth on or derived from the Lease Agreement, for the period beginning June 1, 2022 through the related lease expiration date (as determined above), and found it to be in agreement; and

•

for the Leases indicated in Appendix B, we compared the office rent ramp schedule as set forth on the Statistical Data File to the corresponding information set forth on or derived from the Lease Agreement, for the period beginning June 1, 2022 through the related lease expiration date (as determined above), and found it to be in agreement.

The tenant lease documents described above, including any information obtained from the Standard & Poor’s Financial Services LLC Website, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Lease Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents. In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Lease Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the tenant leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 23, 2022

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 23, 2022.

In applying our agreed-upon procedures as outlined above, we compared the ramp schedule, rent schedule, contracted base rent schedule and contracted next 12 months rent schedule, each as set forth on the Statistical Data File, to the corresponding information set forth on or derived from the Lease Agreement for the following Leases:

Tenant ID
1	52	140
2	53	145
3	54	146
4	76	148
7	77	149
8	78	150
11	80	152
13	85	153
15	86	154
16	93	155
17	97	157
18	104	158
20	105	159
21	106	160
22	107	161
23	111	162
24	112	163
27	115	164
30	118	165
33	120	166
36	122	168
37	123	169
38	124	170
39	127	171
40	129	172
42	130	173
43	133	174
44	134	175
45	135	178
46	136	179
48	137	180
49	138	181
51	139

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 23, 2022.

In applying our agreed-upon procedures as outlined above, we compared the office rent ramp schedule as set forth on the Statistical Data File to the corresponding information set forth on or derived from the Lease Agreement for the following Leases:

Tenant ID
1
3
38
86
168

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.